6. Accrued Expenses	12 Months Ended
Dec. 31, 2018
Payables and Accruals [Abstract]
Accrued Expenses
6.	Accrued Expenses

Accrued expenses consist of the following:

	December 31, 2018	December 31, 2017
Accrued payroll and benefits	$53,541	$723,488
Accrued professional fees	394,075	389,086
Accrued research costs	205,067	11,477
Other	11,346	11,602
	$664,029	$1,135,653

On November 2, 2017, the Company entered into a Settlement Agreement with M. Scott Maguire, former Chief Executive Officer of the Company (the “Settlement Agreement”), which terminated the Employment Agreement dated November 3, 2009, between Xenetic UK and Mr. Maguire. Pursuant to the terms of the Settlement Agreement, Mr. Maguire continued to receive his current base salary and benefits for a period of 12 months, received a lump sum termination payment of £30,000 and was reimbursed for certain tax liabilities as described in the Settlement Agreement. As of December 31, 2017, the Company expensed approximately $0.4 million of accrued payroll and benefits related to future payments required to be made to Mr. Maguire in accordance with the Settlement Agreement. All obligations to Mr. Maguire were paid as of December 31, 2018. Additionally, Mr. Maguire’s unvested stock options vested on October 31, 2018, upon the terms and conditions specified in the Settlement Agreement, and Mr. Maguire will have until June 10, 2020 to exercise the vested options.